                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


VALUE-EQUITY








Prospectus JANUARY 31, 2003 (Revised as of October 1, 2003)
--------------------------------------------------------------------------------
           DELAWARE DIVIDEND INCOME FUND
           (FORMERLY DELAWARE RETIREMENT INCOME FUND)
           CLASS A o CLASS B o CLASS C o CLASS R





















           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

           .....................................................................
           Fund profile                                               page 2
           Delaware Dividend Income Fund                                   2
           .....................................................................
           How we manage the Fund                                     page 5
           Our investment strategies                                       5
           The securities we typically invest in                           6
           The risks of investing in the Fund                              8
           .....................................................................
           Who manages the Fund                                       page 9
           Investment manager                                              9
           Portfolio managers                                              9
           Who's who?                                                     10
           .....................................................................
           About your account                                        page 11
           Investing in the Fund                                          11
             Choosing a share class                                       11
             Dealer compensation                                          13
           How to reduce your sales charge                                14
           How to buy shares                                              15
           Retirement plans                                               16
           How to redeem shares                                           16
           Account minimums                                               17
           Special services                                               18
           Exchanges                                                      18
           Dividends, distributions and taxes                             19
           Certain management considerations                              19
           .....................................................................
           Financial highlights                                      page 20
           .....................................................................
           Glossary                                                  page 22

Profile: Delaware Dividend Income Fund
(formerly Delaware Retirement Income Fund)

What is the Fund's goal?

             Delaware Dividend Income Fund seeks to provide high current income and an investment that has the potential for capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

             o Investors with long-term financial goals.

             o Investors looking for growth potential combined with regular income.

             o Investors looking for supplemental monthly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund

             o Investors with short-term financial goals.

             o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

             o Investors seeking an investment primarily in fixed income securities.

What are the Fund's main investment strategies? We invest primarily in income generating securities (debt and equity), which may include equity securities of large, well-established companies, and debt securities including high-yield, high-risk corporate bonds, investment-grade, fixed-income securities and U.S. government securities.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices, which could be caused by a drop in the stock market, economic recession or poor performance from particular companies or sectors, or increases in interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

Delaware Dividend Income Fund may invest up to 45% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. High-yield bonds are rated below investment grade and are subject to greater risk that the issuing company may be unable to make payments on interest and principal, particularly under adverse economic conditions.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Dividend Income Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past six calendar years, as well as the average annual returns for these shares for the one-year, five-year and lifetime periods. Returns for Class B, Class C and Class R shares are not shown because these shares have not commenced operations. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps and would be lower without the voluntary caps.

Year-by-year total return (Class A)


           34.28%   2.13%   4.73%  8.50%  2.02%  0.37%
           ------   -----   -----  -----  -----  -----
            1997     1998    1999  2000   2001   2002

As of June 30, 2003, the Fund's Class A shares had a calendar year-to-date return of 11.68%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 13.03% for the quarter ended September 30, 1997 and its lowest quarterly return was -9.47% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the table above. If this fee were included, the returns would be less than those shown above. The average annual returns shown below do include the sales charge.

                                                                                     lifetime
Average annual returns for periods ending 12/31/02            1 year       5 years   (12/2/96)
----------------------------------------------------------------------------------------------
Class A return before taxes                                    -5.41%       2.29%        7.80%
Class A return after taxes on distributions                    -7.36%      -0.06%        4.72%
Class A return after taxes on distributions
   and sale of Fund shares                                     -3.32%       0.78%        4.93%
S&P 500 Composite Stock Index
   (reflects no deduction for fees, expenses
   or taxes)                                                  -22.09%      -0.58%        4.41%

       The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

        The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?                 CLASS                                     A         B         C        R
-------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your         Maximum sales charge (load) imposed
investments when you buy or sell shares of              on purchases as a percentage of
the Fund.                                               offering price                       5.75%      none      none     none

                                                       Maximum contingent deferred sales
                                                        charge (load) as a percentage of
                                                        original purchase price or
                                                        redemption price, whichever
                                                        is lower                              none(1)  4.00%(2)  1.00%(3)  none

                                                       Maximum sales charge (load)
                                                        imposed on reinvested dividends       none      none      none     none

                                                       Redemption fees                        none      none      none     none

                                                       Exchange fees(4)                       none      none      none     none
-------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted            Management fees                       0.75%     0.75%     0.75%    0.75%
from the Fund's assets.
                                                       Distribution and service (12b-1)
                                                        fees(5)                              0.25%     1.00%     1.00%    0.60%

                                                       Other expenses                        0.25%     0.25%     0.25%    0.25%

                                                       Total operating expenses              1.25%     2.00%     2.00%    1.60%

                                                       Fee waivers and payments(6)          (0.25%)   (0.25%)   (0.25%)  (0.25%)

                                                       Net expenses                          1.00%     1.75%     1.75%    1.35%

                                                       CLASS(8)       A           B            B           C            C       R
                                                                                   (if redeemed)            (if redeemed)
---------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost  1 year      $671        $178         $578        $178         $278    $137
of investing in the Fund to the cost of investing in
other mutual funds with similar investment objectives. 3 years   $1,350      $1,034       $1,309      $1,034       $1,034    $916
We show the cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an annual 5%   5 years   $2,051      $1,906       $2,131      $1,906       $1,906  $1,716
return over the time shown.(7) This is an example
only, and does not represent future expenses, which    10 years  $3,903      $4,004       $4,004      $4,154       $4,154  $3,806
may be greater or less than those shown here.


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) The Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has agreed to waive a portion of the Class A shares 12b-1 fees through January 31, 2004 in order to prevent these fees from exceeding 0.25% of average daily net assets.

(6) The investment manager has contracted to waive fees and pay expenses through January 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through ten.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Delaware Dividend Income Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The manager will seek to achieve the Fund's investment objective by investing primarily in a combination of income generating equity securities and debt securities including, but not limited to, dividend paying common stocks, securities of real estate investment trusts, preferred stocks, warrants, rights, convertible securities, non-convertible debt securities, high-yield, high-risk securities, investment grade, fixed-income securities, U.S. government securities and foreign equity and fixed-income securities. Under normal circumstances, at least 50% of the Fund's total assets will be invested in income generating equity securities. In making investments in income generating equity securities, the Fund may invest an unlimited portion of its total assets in convertible securities without regard to credit quality. While debt securities may comprise up to 50% of the Fund's total assets, no more than 45% of the Fund's total assets will be invested in high-yield, high-risk debt securities. No more than 25% of the Fund's total assets will be invested in any one industry sector nor, as to 75% of the Fund's total assets, will more than 5% be invested in securities of any one issuer. The Fund may invest up to 20% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 5% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

Within the percentage guidelines noted above, the manager will determine the proportion of the Fund's assets that will be allocated to income generating equity securities and equity equivalents and to debt securities, based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. It is expected that the proportion of the Fund's total assets invested in income generating equity securities and equity equivalent securities will vary from 50% to 100% of the Fund's total assets. The proportion of the Fund's total assets in debt securities will correspondingly vary from 0% to 50% of the Fund's total assets.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Generally, we invest between 50% and 100% of the Fund's
typically invest in     assets in income generating equity securities. Equity
                        securities offer investors the potential for capital appreciation, and may pay dividends as well. In addition, up to 50% of the Fund's assets may be invested in debt securities, of which no more than 45% can include high-yield bonds. High-yield bonds generally offer the potential for greater income payments than equity securities, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------
                       Securities                                              How we use them
-----------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of         We may invest without limit in common stocks, one category
ownership in a corporation. Stockholders                   of income generating equity securities.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.

Convertible securities: Usually preferred stocks or        We may invest without limit in convertible securities,
corporate bonds that can be exchanged for a set            another category of income generating equity securities.
number of shares of common stock at a predetermined        These securities may be of any credit quality including
price. These securities offer higher appreciation          those rated below investment grade by a nationally
potential than nonconvertible bonds and greater            recognized statistical ratings organization (NRSRO) or those
income potential than nonconvertible preferred             that are unrated but deemed equivalent to non-investment
stocks.                                                    grade.

Real Estate Investment Trusts: Companies, usually          We may invest without limit in REITs, another category of
traded publicly, that manage a portfolio of real           income generating equity securities.
estate to earn profits for shareholders. REITs are
generally classified as equity REITs, mortgage REITs
or a combination of equity and mortgage REITs.
Equity REITs invest the majority of their assets
directly in real property, derive income primarily
from the collection of rents and can realize capital
gains by selling properties that have appreciated in
value. Mortgage REITs invest the majority of their
assets in real estate mortgages and derive income
from the collection of interest payments. By
investing in REITs indirectly through a fund, a
shareholder bears a proportionate share of the
expenses of the fund and indirectly shares similar
expenses of the REITs.

High-yield corporate bonds: Securities that are            We may invest up to 45% in high-yield corporate bonds,
rated lower than investment grade by an NRSRO or, if       typically those rated BBB or lower by an NRSRO.
unrated, that we believe are of comparable quality.
These securities are considered to be of poor
standing and predominantly speculative.

Foreign securities: Securities of issuers organized,       We may invest up to 20% of total assets in foreign equity
having a majority of their assets, or deriving a           and debt securities.
majority of their operating income, in foreign
countries.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                       Securities                                              How we use them
-----------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer        Typically, we use repurchase agreements as a short-term
of securities, such as the Fund, and a seller of           investment for the Fund's cash position. In order to enter
securities, in which the seller agrees to buy the          into these repurchase agreements, the Fund must have
securities back within a specified time at the same        collateral of at least 102% of the repurchase price.
price the buyer paid for them, plus an amount equal        Repurchase agreements with maturities of over seven days
to an agreed upon interest rate. Repurchase                will be considered illiquid. The Fund will only enter into
agreements are often viewed as equivalent to cash.         repurchase agreements in which the collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities         We may invest in privately placed securities including those
whose resale is restricted under securities law.           that are eligible for resale only among certain
                                                           institutional buyers without registration, which are
                                                           commonly known as "Rule 144A Securities".

Illiquid securities: Securities that do not have a         We may invest up to 15% of net assets in illiquid
ready market, and cannot be easily sold within seven       securities.
days at approximately the price that the Fund has
valued them.
-----------------------------------------------------------------------------------------------------------------------

The Fund also may invest in other securities including warrants, rights, preferred stocks, investment-grade, fixed-income securities and U.S. government securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.

The risks of investing  Investing in any mutual fund involves risk, including in the Fund  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------
                       Risks                                              How we strive to manage them
-----------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority             We invest in several different asset classes including both
of the securities in a certain market-like the stock       equity and fixed income, which tend to increase and decrease
or bond market-will decline in value because of            in value in different economic and investment conditions. We
factors such as economic conditions, future                also maintain a long-term investment approach and focus on
expectations or investor confidence.                       securities, which we believe can perform well over an
                                                           extended time frame regardless of interim market
                                                           fluctuations.

Industry and security risk is the risk that the            We limit the amount of the Fund's assets invested in any one
value of securities in a particular industry or the        industry and in any individual security or issuer. We also
value of an individual stock or bond will decline          follow a rigorous selection process when choosing securities
because of changing expectations for the performance       for the portfolio.
of that industry or for the individual company
issuing the stock or bond.

Interest rate risk is the risk that securities will        We do not try to increase return by predicting and
decrease in value if interest rates rise. The risk         aggressively capitalizing on interest rate moves. We monitor
is greater for bonds with longer maturities than           economic conditions and make adjustments as necessary to
for those with shorter maturities.                         guard against undue risk from interest rate changes.

Credit risk is the possibility that a bond's issuer        We carefully evaluate the financial situation of each entity
(or an entity that insures the bond) will be unable        whose bonds are held in the portfolio. We also tend to hold
to make timely payments of interest and principal.         a relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its
                                                           interest or repay principal. This is a substantial risk of the Fund because it may invest up to 45% in fixed-income
                                                           securities rated below investment grade.

Real estate risk is the risk that real estate              We may invest a substantial portion of the portfolio in real
investment trusts held in the portfolio will be            estate investment trusts, which generally offer high income
affected by a decline in the value of real estate,         potential. We carefully select REITs based on the quality of
unfavorable national or regional economic                  their management and their ability to generate substantial
conditions, lack of mortgage availability,                 cash flow, which we believe can help to shield them from
overbuilding, declining rents and changes in               some of the risks involved with real estate investing.
interest rates.

Foreign risk is the risk that foreign securities may       We typically invest not more than 20% of the Fund's
be adversely affected by political instability,            portfolio in foreign corporations often through American
changes in currency exchange rates, foreign economic       Depositary Receipts (ADRs). ADRs are generally denominated
conditions or inadequate regulatory and accounting         in U.S. dollars and trade on a U.S. exchange. To the extent
standards.                                                 we invest in foreign securities, we invest primarily in
                                                           issuers of developed countries, which are less likely to
                                                           encounter these foreign risks than issuers in developing
                                                           countries. The Fund may use hedging techniques to help
                                                           offset potential foreign currency losses.

Liquidity risk is the possibility that securities          We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Fund values them.
-----------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager    The Fund is managed by Delaware Management Company, a
                      series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management
                      Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services to the Fund for the last fiscal year, the manager was paid 0.50%, as a percentage of average daily net assets, which includes a reduction due to voluntary expense caps.

         Portfolio    Timothy L. Rabe has primary responsibility for making
          managers    day-to-day investment decisions for Delaware Dividend
                      Income Fund regarding its investments in fixed-income securities. Mr. Rabe assumed primary responsibility for making investment decisions in fixed-income securities effective July 2002. In making investment decisions for the Fund.

                      Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

                      Nancy M. Crouse and Damon J. Andres have primary responsibility for making day-to-day investment decisions for Delaware Dividend Income Fund regarding its investments in equity securities.

                      Nancy M. Crouse, Vice President/Senior Portfolio Manager, earned a master's degree in business administration with a concentration in finance from the University of Pittsburgh and a bachelor's degree in international affairs from Lafayette College. She is a senior portfolio manager and an analyst for Delaware Investments' large cap value products and manages a sector team covering the consumer industries. Prior to joining Delaware Investments in 1993, she was Vice President of CoreStates Investment Advisers. She began her career as a credit analyst for Philadelphia National Bank. She is a Chartered Financial Analyst.

                      Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. He is the portfolio manager and analyst for the Delaware REIT Fund. Mr. Andres' previous assignments at Delaware Investments include acting as a quantitative analyst for the firm's large cap value wrap product. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a Chartered Financial Analyst.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                            |-------------------|
                                                            | Board of Trustees |
                                                            |-------------------|
                                                                     |
                                                                     |
|-----------------------------|                                      |                            |----------------------------|
|     Investment manager      |                             |--------|----------|                 |       Custodian            |
| Delaware Management Company |-----------------------------|     The Fund      |-----------------|    JPMorgan Chase Bank     |
|     2005 Market Street      |                             |-------------------|                 |  4 Chase Metrotech Center  |
| Philadelphia, PA 19103-7094 |                             |                  |                  |    Brooklyn, NY 11245      |
------------------------------|              |--------------|--------------|   |                  |----------------------------|
           |                                 |        Distributor          |   |
           |                                 | Delaware Distributors, L.P. |   |--------------------------------|
|--------------------------|                 |     2005 Market Street      |   |        Service agent           |
|    Portfolio managers    |                 | Philadelphia, PA 19103-7094 |   | Delaware Service Company, Inc. |
| (see page 9 for details) |                 |-----------------------------|   |      2005 Market Street        |
|--------------------------|                                |                  |  Philadelphia, PA 19103-7094   |
                                                            |                  |--------------------------------|
                                          |--------------------------------------|  |
                                          |  Financial intermediary wholesaler   |  |
                                          | Lincoln Financial Distributors, Inc. |  |
                                          |       2001 Market Street             |  |
                                          |    Philadelphia, PA 19103-7055       |  |
                                          |--------------------------------------|  |
                                                            |                       |
                                                          |-------------------------|-|
                                                          |    Financial advisors     |
                                                          |------------|--------------|
                                                                       |
                                                          |------------|--------------|
                                                          |       Shareholders        |
                                                          |---------------------------|

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. However, the Delaware Dividend Income Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders as well.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in       You can choose from a number of share classes for the Fund.
    the Fund       Because each share class has a different combination of
                   sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

CLASS      o Class A shares have an up-front sales charge of up to 5.75% that
  A you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

           o If you invest $50,000 or more, your front-end sales charge will be reduced.

           o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge", and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

           o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

           o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

           o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

                        -----------------------------------------------------------------------------
Class A sales charges                                   Sales charge as %       Sales charge as %
                             Amount of purchase         of offering price       of amount invested
                        -----------------------------------------------------------------------------
                             Less than $50,000                5.75%                   6.10%

                         $50,000 but under $100,000           4.75%                   4.99%

                         $100,000 but under $250,000          3.75%                   3.90%

                         $250,000 but under $500,000          2.50%                   2.56%

                        $500,000 but under $1 million         2.00%                   2.04%
                        -----------------------------------------------------------------------------
                        As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
                        -----------------------------------------------------------------------------
                                                        Sales charge as %          Sales charge as %
                             Amount of purchase         of offering price         of amount invested
                        -----------------------------------------------------------------------------
                            $1 million up to $5 million        none                      none

                        Next $20 million up to $25 million     none                      none

                              Amount over $25 million          none                      none
                        -----------------------------------------------------------------------------

CLASS      o Class B shares have no up-front sales charge, so the full amount of
  B your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

           o If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

           o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

           o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

           o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares and Class R shares.

           o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

           o You may purchase up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS      o Class C shares have no up-front sales charge, so the full amount of
  C your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

           o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

           o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

           o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on the shares are lower than dividends on Class A shares and Class R shares.

           o Unlike Class B shares, Class C shares do not automatically convert into another class.

           o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS         o Class R shares have no up-front sales charge, so the full amount
  R of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

              o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

              o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

              o Unlike Class B shares, Class R shares do not automatically convert into another class.

              o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement recordkeeping system that are offering R Class shares to participants.

             Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

             Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

             Shareholders who held Class A shares as of June 1, 2003 (the date Class R shares were made available) and who became eligible to purchase Class R shares, continue to be eligible to purchase Class A shares after such date.

             Each share class of the Fund offered in this Prospectus has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      Dealer Your financial advisor that sells you shares of the Fund may be compensation eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.



                                                                   CLASS A(1)  CLASS B(2)  CLASS C(3)  CLASS R(4)
    -------------------------------------------------------------------------------------------------------------
     Commission (%)                                                      -       4.00%       1.00%           -
    Investment up to $49,999                                         5.00%           -           -           -
    $50,000 to $99,999                                               4.00%           -           -           -
    $100,000 to $249,999                                             3.00%           -           -           -
    $250,000 to $499,999                                             2.00%           -           -           -
    $500,000 to $999,999                                             1.60%           -           -           -
    $1,000,000 to $4,999,999                                         1.00%           -           -           -
    $5,000,000 to $24,999,999                                        0.50%           -           -           -
    $25,000,000 or more                                              0.25%           -           -           -
    12b-1 Fee to Dealer                                              0.30%       0.25%       1.00%       0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through August 31, 2004.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase.

How to reduce your  We offer a number of ways to reduce or eliminate the sales sales charge  charge on shares. Please refer to the Statement of
                    Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Share class
     Program                            How it works                         A               B                      C
---------------------------------------------------------------------------------------------------------------------------------
Letter of Intent            Through a Letter of Intent you agree            X        Although the Letter of Intent and
                            to invest a certain amount in                            Rights of Accumulation do not apply
                            Delaware Investments Funds (except                       to the purchase of Class B and
                            money market funds with no sales                         Class C shares, you can combine your
                            charge) over a 13-month period to                        purchase of Class A shares with your
                            qualify for reduced front-end                            purchase of Class B and Class C shares to
                            sales charges.                                           fulfill your Letter of Intent or qualify for
                                                                                     Rights of Accumulation.

Rights of Accumulation      You can combine your holdings or                X
                            purchases of all funds in the
                            Delaware Investments family
                            (except money market funds with no
                            sales charge) as well as the holdings
                            and purchases of your spouse and
                            children under 21 to qualify for
                            reduced front-end sales charges.

Reinvestment of             Up to 12 months after you redeem           For Class A,  For Class B, your         Not available.
Redeemed Shares             shares, you can reinvest the               you will not  account will be
                            proceeds without paying a sales            have to pay   credited with the
                            charge as noted to the right.              an additional contingent
                                                                       front-end     deferred sales
                                                                       sales charge. charge you
                                                                                     previously paid on
                                                                                     the amount you
                                                                                     are reinvesting.
                                                                                     Your schedule for
                                                                                     contingent
                                                                                     deferred sales
                                                                                     charges and
                                                                                     conversion to
                                                                                     Class A will not
                                                                                     start over again; it
                                                                                     will pick up from
                                                                                     the point at which
                                                                                     you redeemed
                                                                                     your shares.

SIMPLE IRA, SEP/IRA,        These investment plans may qualify               X       There is no reduction in sales charges for
SAR/SEP, Prototype          for reduced sales charges by                             Class B or Class C shares for group
Profit Sharing, Pension,    combining the purchases of all                           purchases by retirement plans.
401(k), SIMPLE 401(k),      members of the group. Members of
403(b)(7) and 457           these groups may also qualify to
Retirement Plans            purchase shares without a front-end
                            sales charge and may qualify for a
                            waiver of any contingent deferred
                            sales charges.
---------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for a Coverdell Education Savings Account (formerly, Education IRA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We generally price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days are priced at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value as next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
                  --------------------------------------------------------------
            Automatic The Automatic Investing Plan allows you to make regular Investing Plan monthly or quarterly investments directly from your checking account.

       Direct Deposit  With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access  Account access is a password protected area of Delaware
                       Investments' web site that gives you access to your account information and allows you to perform transactions in a secure environment.

  Electronic Delivery  With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option  With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

             Dividend Through our Dividend Reinvestment Plan, you can have your Reinvestment Plan distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

            Exchanges  You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquire through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

        Dividends,   Currently, dividends and capital gains, if any, are paid
 distributions and   annually. Following the annual dividend, if any, to be paid
             taxes   in the 4th quarter of 2003, dividends, if any, will be paid quarterly. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

                     Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                     We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management   Investments by fund of funds
    considerations
                     The Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal
                     Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by these funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on both the Fund and these funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918. Financial highlights are not shown for Class B, Class C and Class R shares because these shares were not operating as of the close of the fiscal year.

                                                                                                                Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended
Delaware Dividend Income Fund                                                                                     11/30
(formerly Delaware Retirement Income Fund)                       2002(1)     2001         2000        1999         1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.230      $9.600       $9.430     $10.160      $11.700
Income (loss) from investment operations:
Net investment income(2)                                        0.429       0.405        0.403       0.431        0.632
Net realized and unrealized gain (loss)
   on investments                                              (0.196)     (0.041)       0.285      (0.156)      (0.402)
                                                               ------      ------       ------     -------      -------
Total from investment operations                                0.233       0.364        0.688       0.275        0.230
                                                               ------      ------       ------     -------      -------
Less dividends and distributions from:
Net investment income                                          (0.433)     (0.400)      (0.420)     (0.620)      (0.570)
Net realized gain on investments                                    -      (0.334)      (0.098)     (0.385)      (1.200)
                                                               ------      ------       ------     -------      -------
Total dividends and distributions                              (0.433)     (0.734)      (0.518)     (1.005)      (1.770)
                                                               ------      ------       ------     -------      -------
Net asset value, end of period                                 $9.030      $9.230       $9.600     $ 9.430      $10.160
                                                               ======      ======       ======     =======      =======
Total return(3)                                                 2.58%       3.87%        7.66%       3.14%        2.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $1         $ -          $24         $22          $23
Ratio of expenses to average net assets                         0.75%       0.75%        0.75%       0.75%        0.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid directly                                                1.30%       1.05%        1.24%       1.17%        1.62%
Ratio of net investment income to average
   net assets                                                   4.71%       4.38%        4.22%       4.46%        6.01%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid directly                                       4.16%       4.08%        3.73%       4.03%        5.14%
Portfolio turnover                                               188%         89%          41%         42%          91%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective December 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities. The effect of the change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios prior to December 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect an impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and the distributor. Performance would have been lower had the expense limitation not been in effect.

     How to read the
Financial highlights
                       ---------------------------------------------------------
                       Net investment income
                       Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

                       Net realized and unrealized gain (loss)
                       on investments
                       A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from--Net realized gain on investments".

                       Net asset value (NAV)
                       This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

                       Total return
                       This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

                       Net assets
                       Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

                       Ratio of expenses to average net assets
                        The expense ratio is the percentage of net assets that a
                       fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

                       Ratio of net investment income to average net assets
                       We determine this ratio by dividing net investment income by average net assets.

                       Portfolio turnover
                       This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary
The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------
Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation.
See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net assets
Net assets for purposes of each Fund's 80% policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

S&P 500 Composite Stock Index
An unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE DIVIDEND INCOME FUND   Additional information about the Fund's
                                investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current
                                Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

                                You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You also can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
                                ------------------------------------------------
                                WEB SITE
                                www.delawareinvestments.com

                                E-MAIL
                                service@delinvest.com

                                SHAREHOLDER SERVICE CENTER
                                800 523-1918
                                Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:
                                [ ] For fund information, literature, price,
                                    yield and performance figures.
                                [ ] For information on existing regular
                                    investment accounts and retirement plan
                                    accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

                                DELAPHONE SERVICE
                                800 362-FUND (800 362-3863)
                                [ ] For convenient access to account information
                                    or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                                DELAWARE FUND SYMBOLS
                                Delaware Dividend Income Fund
                                                           CUSIP
                                                           -----
                                Class A                  24610B107
                                Class B                  24610B206
                                Class C                  24610B305
                                Class R                  24610B842

                                Investment Company Act file number: 811-4997




PR-129 [--] IVES 9/03                                        J9379

VALUE-EQUITY

Prospectus JANUARY 31, 2003 (Revised as of October 1, 2003)
--------------------------------------------------------------------------------
           DELAWARE DIVIDEND INCOME FUND
           (FORMERLY DELAWARE RETIREMENT INCOME FUND)
           INSTITUTIONAL CLASS
























           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

Table of contents

          ......................................................................
          Fund profile                                               page 2
          Delaware Dividend Income Fund                                   2
          ......................................................................
          How we manage the Fund                                     page 5
          Our investment strategies                                       5
          The securities we typically invest in                           6
          The risks of investing in the Fund                              8
          ......................................................................
          Who manages the Fund                                      page 10
          Investment manager                                             10
          Portfolio managers                                             10
          Who's who?                                                     11
          ......................................................................
          About your account                                        page 12
          Investing in the Fund                                          12
          How to buy shares                                              13
          How to redeem shares                                           14
          Account minimum                                                15
          Exchanges                                                      15
          Dividends, distributions and taxes                             15
          Certain management considerations                              15
          ......................................................................
          Financial highlights                                      page 16
          ......................................................................
          Glossary                                                  page 18

Profile: Delaware Dividend Income Fund
(formerly Delaware Retirement Income Fund)

What is the Fund's goal?

             Delaware Dividend Income Fund seeks to provide high current income and an investment that has the potential for capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

             o Investors with long-term financial goals.

             o Investors looking for growth potential combined with regular income.

             o Investors looking for supplemental monthly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund

             o Investors with short-term financial goals.

             o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

             o Investors seeking an investment primarily in fixed income securities.

What are the Fund's main investment strategies? We invest primarily in income generating securities (debt and equity), which may include equity securities of large, well-established companies and in debt securities, including high-yield, high-risk corporate bonds, investment-grade, fixed-income securities and U.S. government securities.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices, which could be caused by a drop in the stock market, economic recession or poor performance from particular companies or sectors, or increases in interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

Delaware Dividend Income Fund may invest up to 45% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds.

High-yield bonds are rated below investment grade and are subject to greater risk that the issuing company may be unable to make payments on interest and principal, particularly under adverse economic conditions.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Dividend Income Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past six calendar years, as well as the average annual returns of these shares for the one-year, five-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

Year-by-year total return (Institutional Class)

           33.86%   2.14%    4.74%    8.62%    2.02%     0.37%
           ------   -----    -----    -----    -----     -----
            1997     1998     1999     2000     2001     2002

As of June 30, 2003, the Fund's Institutional Class shares had a calendar year-to-date return of 11.68%. During the periods illustrated in this bar chart, Institutional Class's highest quarterly return was 12.93% for the quarter ended September 30, 1997 and its lowest quarterly return was -9.48% for the quarter ended September 30, 1998.

                                                                                                                           Lifetime
Average annual returns for periods ending 12/31/02                                                   1 year     5 years    (12/2/96)
------------------------------------------------------------------------------------------------------------------------------------
                                                       Return before taxes                            0.37%       3.54%        8.86%
                                                       Return after taxes on distributions           -1.70%       1.15%        5.76%
                                                       Return after taxes on distributions
                                                        and sale of Fund shares                       0.22%       1.77%        5.82%
                                                       S&P 500 Composite Stock Index
                                                        (reflects no deduction for fees,
                                                        expenses or taxes)                          -22.09%      -0.58%        4.41%

       The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

       Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments               Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.                    purchases as a percentage of offering price         none

                                                                          Maximum contingent deferred sales charge
                                                                           (load) as a percentage of original purchase
                                                                           price or redemption price, whichever is lower       none

                                                                          Maximum sales charge (load) imposed on
                                                                           reinvested dividends                                none

                                                                          Redemption fees                                      none

                                                                          Exchange fees(1)                                     none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the                      Management fees                                     0.75%
Fund's assets.
                                                                          Distribution and service (12b-1) fees                none

                                                                          Other expenses                                      0.25%

                                                                          Total operating expenses                            1.00%

                                                                          Fees waivers and payments(2)                       (0.25%)

                                                                          Net expenses                                        0.75%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of                  1 year                                                $77
investing in the Fund to the cost of investing in other mutual
funds with similar investment objectives. We show the                     3 years                                              $737
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time              5 years                                            $1,423
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those                  10 years                                           $3,255
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has contracted to waive fees and pay expenses through January 31, 2004, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Delaware Dividend Income Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The manager will seek to achieve the Fund's investment objective by investing primarily in a combination of income generating equity securities and debt securities including, but not limited to, dividend paying common stocks, securities of real estate investment trusts, preferred stocks, warrants, rights, convertible securities, non-convertible debt securities, high-yield, high-risk securities, investment-grade, fixed-income securities, U.S. government securities and foreign equity and fixed-income securities. Under normal circumstances, at least 50% of the Fund's total assets will be invested in income generating equity securities. In making investments in income generating equity securities, the Fund may invest an unlimited portion of its total assets in convertible securities without regard to credit quality. While debt securities may comprise up to 50% of the Fund's total assets, no more than 45% of the Fund's total assets will be invested in high-yield, high-risk debt securities. No more than 25% of the Fund's total assets will be invested in any one industry sector nor, as to 75% of the Fund's total assets, will more than 5% be invested in securities of any one issuer. The Fund may invest up to 20% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 5% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

Within the percentage guidelines noted above, the manager will determine the proportion of the Fund's assets that will be allocated to income generating equity securities and equity equivalents and to debt securities, based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. It is expected that the proportion of the Fund's total assets invested in income generating equity securities and equity equivalent securities will vary from 50% to 100% of the Fund's total assets. The proportion of the Fund's total assets in debt securities will correspondingly vary from 0% to 50% of the Fund's total assets.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we   Generally, we invest between 50% and 100% of the Fund's
typically invest in   assets in income generating equity securities. Equity
                      securities offer investors the potential for capital appreciation, and may pay dividends as well. In addition, up to 50% of the Fund's assets may be invested in debt securities, of which no more than 45% can include high-yield bonds. High-yield bonds generally offer the potential for greater income payments than equity securities, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------
                        Securities                                                How we use them
------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of          We may invest without limit in common stocks, one category
ownership in a corporation. Stockholders participate in     of income generating equity securities.
the corporation's profits and losses, proportionate to
the number of shares they own.

Convertible securities: Usually preferred stocks or         We may invest without limit in convertible securities,
corporate bonds that can be exchanged for a set number      another category of income generating equity securities.
of shares of common stock at a predetermined price.         These securities may be of any credit quality including
These securities offer higher appreciation potential        those rated below investment grade by a nationally
than nonconvertible bonds and greater income potential      recognized statistical ratings organization (NRSRO) or those
than nonconvertible preferred stocks.                       that are unrated but deemed equivalent to non-investment
                                                            grade.

Real Estate Investment Trusts: Companies, usually           We may invest without limit in REITs, another category of
traded publicly, that manage a portfolio of real            income generating equity securities.
estate to earn profits for shareholders. REITs are
generally classified as equity REITs, mortgage REITs or
a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in
real property, derive income primarily from the
collection of rents and can realize capital gains by
selling properties that have appreciated in value.
Mortgage REITs invest the majority of their assets in
real estate mortgages and derive income from the
collection of interest payments. By investing in REITs
indirectly through a fund, a shareholder bears a
proportionate share of the expenses of the fund and
indirectly shares similar expenses of the REITs.

High-yield corporate bonds: Securities that are rated       We may invest up to 45% in high-yield corporate bonds,
lower than investment grade by an NRSRO or, if unrated,     typically those rated BBB or lower by an NRSRO.
that we believe are of comparable quality. These
securities are considered to be of poor standing and
predominantly speculative.

Foreign securities: Securities of issuers organized,        We may invest up to 20% of total assets in foreign equity
having a majority of their assets, or deriving a            and debt securities.
majority of their operating income, in foreign
countries.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                        Securities                                                How we use them
------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer of      Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of               investment for the Fund's cash position. In order to enter
securities in which the seller agrees to buy the            into these repurchase agreements, the Fund must have
securities back within a specified time at the same         collateral of at least 102% of the repurchase price.
price the buyer paid for them, plus an amount equal to      Repurchase agreements with maturities of over seven days
an agreed upon interest rate. Repurchase agreements are     will be considered illiquid. The Fund will only enter into
often viewed as equivalent to cash.                         repurchase agreements in which the collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities          We may invest in privately placed securities including those
whose resale is restricted under securities law.            that are eligible for resale only among certain
                                                            institutional buyers without registration, which are
                                                            commonly known as "Rule 144A Securities".

Illiquid securities: Securities that do not have a          We may invest up to 15% of net assets in illiquid
ready market, and cannot be easily sold within seven        securities.
days at approximately the price that the Fund has
valued them.
------------------------------------------------------------------------------------------------------------------------

The Fund also may invest in other securities including warrants, rights, preferred stocks, investment-grade, fixed-income securities and U.S. government securities. Please see the Statement of Additional Information for additional descriptions of these securities, as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.

The risks of investing  Investing in any mutual fund involves risk, including in the Fund  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------
                           Risks                                                How we strive to manage them
------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the       We invest in several different asset classes including both
securities in a certain market-like the stock or bond       equity and fixed income, which tend to increase and decrease
market-will decline in value because of factors such        in value in different economic and investment conditions. We
as economic conditions, future expectations or investor     also maintain a long-term investment approach and focus on
confidence.                                                 securities, which we believe can perform well over an
                                                            extended time frame regardless of interim market
                                                            fluctuations.

Industry and security risk is the risk that the value       We limit the amount of the Fund's assets invested in any one
of securities in a particular industry or the value of      industry and in any individual security or issuer. We also
an individual stock or bond will decline because of         follow a rigorous selection process when choosing securities
changing expectations for the performance of that           for the portfolio.
industry or for the individual company issuing the
stock or bond.

Interest rate risk is the risk that securities will         We do not try to increase return by predicting and
decrease in value if interest rates rise. The risk is       aggressively capitalizing on interest rate moves. We monitor
greater for bonds with longer maturities than for those     economic conditions and make adjustments as necessary to
with shorter maturities.                                    guard against undue risk from interest rate changes.

Credit risk is the possibility that a bond's issuer (or     We carefully evaluate the financial situation of each entity
an entity that insures the bond) will be unable to make     whose bonds are held in the portfolio. We also tend to hold
timely payments of interest and principal.                  a relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its
                                                            interest or repay principal. This is a substantial risk of the Fund because it may invest up to 45% in fixed income
                                                            securities rated below investment grade.

Real estate risk is the risk that real estate               We may invest a substantial portion of the portfolio in real
investment trusts held in the portfolio will be             estate investment trusts, which generally offer high income
affected by a decline in the value of real estate,          potential. We carefully select REITs based on the quality of
unfavorable national or regional economic conditions,       their management and their ability to generate substantial
lack of mortgage availability, overbuilding, declining      cash flow, which we believe can help to shield them from
rents and changes in interest rates.                        some of the risks involved with real estate investing.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           Risks                                                How we strive to manage them
------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be     We typically invest not more than 20% of the Fund's
adversely affected by political instability, changes in     portfolio in foreign corporations often through American
currency exchange rates, foreign economic conditions or     Depositary Receipts (ADRs). ADRs are generally denominated
inadequate regulatory and accounting standards.             in U.S. dollars and trade on a U.S. exchange. To the extent we invest in foreign securities, we invest primarily in
                                                            issuers of developed countries, which are less likely to
                                                            encounter these foreign risks than issuers in developing
                                                            countries. The Fund may use hedging techniques to help
                                                            offset potential foreign currency losses.

Liquidity risk is the possibility that securities           We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a fund values them.
------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager  The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services to the Fund for the last fiscal year, the manager was paid 0.50%, as a percentage of average daily net assets, which includes a reduction due to voluntary expense caps.

Portfolio           Timothy L. Rabe has primary responsibility for making
managers            day-to-day investment decisions for Delaware Dividend Income
                    Fund regarding its investments in fixed-income securities.
                    Mr. Rabe assumed primary responsibility for making investment decisions in fixed-income securities effective
                    July 2002. In making investment decisions for the Fund.

                    Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

                    Nancy M. Crouse and Damon J. Andres have primary responsibility for making day-to-day investment decisions for Delaware Dividend Income Fund regarding its investments in equity securities.

                    Nancy M. Crouse, Vice President/Senior Portfolio Manager, earned a master's degree in business administration with a concentration in finance from the University of Pittsburgh and a bachelor's degree in international affairs from Lafayette College. She is a senior portfolio manager and an analyst for Delaware Investments' large cap value products and manages a sector team covering the consumer industries. Prior to joining Delaware Investments in 1993, she was Vice President of CoreStates Investment Advisers. She began her career as a credit analyst for Philadelphia National Bank. She is a Chartered Financial Analyst.

                    Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. He is the portfolio manager and analyst for the Delaware REIT Fund. Mr. Andres' previous assignments at Delaware Investments include acting as a quantitative analyst for the firm's large cap value wrap product. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a Chartered Financial Analyst.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                            |-------------------|
                                                            | Board of Trustees |
                                                            |-------------------|
                                                                     |
                                                                     |
|-----------------------------|                                      |                            |----------------------------|
|     Investment manager      |                             |--------|----------|                 |       Custodian            |
| Delaware Management Company |-----------------------------|     The Fund      |-----------------|    JPMorgan Chase Bank     |
|     2005 Market Street      |                             |-------------------|                 |  4 Chase Metrotech Center  |
| Philadelphia, PA 19103-7094 |                             |                  |                  |    Brooklyn, NY 11245      |
------------------------------|              |--------------|--------------|   |                  |----------------------------|
           |                                 |        Distributor          |   |
           |                                 | Delaware Distributors, L.P. |   |--------------------------------|
|--------------------------|                 |     2005 Market Street      |   |        Service agent           |
|    Portfolio managers    |                 | Philadelphia, PA 19103-7094 |   | Delaware Service Company, Inc. |
| (see page 9 for details) |                 |-----------------------------|   |      2005 Market Street        |
|--------------------------|                                |                  |  Philadelphia, PA 19103-7094   |
                                                            |                  |--------------------------------|
                                          |--------------------------------------|  |
                                          |  Financial intermediary wholesaler   |  |
                                          | Lincoln Financial Distributors, Inc. |  |
                                          |       2001 Market Street             |  |
                                          |    Philadelphia, PA 19103-7055       |  |
                                          |--------------------------------------|  |
                                                            |                       |
                                                          |---------------------------|
                                                          |       Shareholders        |
                                                          |---------------------------|

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. However, the Delaware Dividend Income Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. Portfolio managers

Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders as well.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in    Institutional Class shares are available for purchase only by
    the Fund    the following:



                   o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll over individual retirement accounts from such plans;

                   o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

                   o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

                   o a bank, trust company and similar financial institution
                     investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

                   o registered investment advisors investing on behalf of
                     clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally, the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

How to redeem shares    If you hold your shares in certificates, you must submit
         (continued)    the certificates with your request to sell the shares.
                        We recommend that you send your certificates by certified mail.

                        When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

     Account minimum    If you redeem shares and your account balance falls
                        below $250, the Fund may redeem your account after 60 days' written notice to you.

           Exchanges    You can exchange all or part of your shares for shares
                        of the same class in another Delaware Investments fund.
                        If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware
                        Investments family.

          Dividends,    Currently, dividends and capital gains, if any, are paid
   distributions and    annually. Following the annual dividend, if any, to be
               taxes    paid in the 4th quarter of 2003, dividends, if any, will
                        be paid quarterly. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

                        Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                        We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


  Certain management    Investments by fund of funds
      considerations
                        The Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code . From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by these funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on both the Fund and these funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                    Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year Ended
Delaware Dividend Income Fund                                                                                     11/30
(formerly Delaware Retirement Income Fund)                       2002(1)     2001         2000        1999         1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.230      $9.600       $9.420     $10.150      $11.690
Income (loss) from investment operations:
Net investment income(2)                                        0.429       0.405        0.403       0.431        0.632
Net realized and unrealized gain (loss)
   on investments                                              (0.196)     (0.041)       0.295      (0.156)      (0.402)
                                                               ------      ------       ------      ------      -------
Total from investment operations                                0.233       0.364        0.698       0.275        0.230
                                                               ------      ------       ------      ------      -------
Less dividends and distributions from:
Net investment income                                          (0.433)     (0.400)      (0.420)     (0.620)      (0.570)
Net realized gain on investments                                    -      (0.334)      (0.098)     (0.385)      (1.200)
                                                               ------      ------       ------      ------      -------
Total dividends and distributions                              (0.433)     (0.734)      (0.518)     (1.005)      (1.770)
                                                               ------      ------       ------      ------      -------
Net asset value, end of period                                 $9.030      $9.230       $9.600      $9.420      $10.150
                                                               ======      ======       ======      ======      =======
Total return(3)                                                 2.58%       3.87%        7.78%       3.15%        2.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,233      $3,265       $3,145      $2,924       $2,840
Ratio of expenses to average net assets                         0.75%       0.75%        0.75%       0.75%        0.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              1.00%       0.75%        0.94%       0.87%        1.32%
Ratio of net investment income to average
   net assets                                                   4.71%       4.38%        4.22%       4.46%        6.01%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     4.46%       4.38%        4.03%       4.33%        5.44%
Portfolio turnover                                               188%         89%          41%         42%          91%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective December 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities. The effect of the change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios prior to December 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

     How to read the
Financial highlights
                       ---------------------------------------------------------
                       Net investment income
                       Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

                       Net realized and unrealized gain (loss)
                       on investments
                       A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from--Net realized gain on investments."

                       Net asset value (NAV)
                       This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

                       Total return
                       This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges and assume the shareholder has reinvested all dividends and realized gains.

                       Net assets
                       Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

                       Ratio of expenses to average
                       net assets
                       The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

                       Ratio of net investment income to average net assets
                       We determine this ratio by dividing net investment income by average net assets.

                       Portfolio turnover
                       This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------
Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation.
See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net assets
Net assets for purposes of each Fund's 80% policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

S&P 500 Composite Stock Index
An unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE DIVIDEND INCOME FUND   Additional information about the Fund's
                                investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current
                                Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

                                You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
                                ------------------------------------------------
                                WEB SITE
                                www.delawareinvestments.com

                                E-MAIL
                                service@delinvest.com

                                CLIENT SERVICES REPRESENTATIVE
                                800 510-4015

                                DELAPHONE SERVICE
                                800 362-FUND (800 362-3863)

                                [ ] For convenient access to account information
                                    or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                                DELAWARE FUND SYMBOLS
                                Delaware Dividend Income Fund

                                                             CUSIP
                                                             -----
                                Institutional Class        24610B404

                                Investment Company Act file number: 811-4997



PR-132 [--] IVES 9/03                                                      J9380

                          DELAWARE GROUP EQUITY FUNDS V
                          Delaware Small Cap Value Fund
                       Delaware Small Cap Contrarian Fund
    Delaware Dividend Income Fund (formerly Delaware Retirement Income Fund)
              Supplement to the Statement of Additional Information
                             dated January 31, 2003
                           (revised as of May 1, 2003)


The following amends the Statement of Additional Information with respect to the Delaware Dividend Income Fund (formerly, Delaware Retirement Income Fund):

         The Investment Management fee rate for Delaware Dividend Income Fund is as follows:

---------------------------------------- ---------------------------------------------
                                                   Management Fee Schedule
                                         (as a percentage of average daily net assets)
Fund Name                                                Annual Rate
---------                                                -----------
---------------------------------------- ---------------------------------------------
Delaware Dividend Income Fund            0.75% on first $500 million;
(formerly Delaware Retirement Income     0.70% on next $500 million;
Fund)                                    0.65% on next $1,500 million; and
                                         0.60% on assets in excess of $2,500 million.
---------------------------------------- ---------------------------------------------

         From the commencement of operations, Delaware Management Company has elected to waive, on a voluntary basis, that portion, if any, of the annual management fee payable by the Delaware Dividend Income Fund (the "Fund") and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed, on an annual basis, 0.75% (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses). This waiver of fees and payment of expenses will be extended through September 30, 2003.

         Beginning October 1, 2003, Delaware Management Company has elected to waive, on a contractual basis, that portion, if any, of the annual management fee payable by the Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed, on an annual basis, 0.75% (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) through January 31, 2004.

         From the commencement of operations through September 30, 2003, Delaware Distributors, L.P. (the "Distributor") elected to voluntarily waive 12b-1 Plan expenses for each Class of the Delaware Dividend Income Fund. Beginning October 1, 2003, the Fund commenced paying 12b-1 Plan expenses of an amount of 0.30% of average daily net assets for Class A shares and 1.00% for Class B and Class C shares. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Distributor has agreed to waive its right to receive 12b-1 Plan expenses with respect to Class A Shares of the Fund to the extent necessary to ensure 12b-1 Plan expenses for such Class do not exceed 0.25% of average daily net assets through January 31, 2004.


This Supplement is dated October 1, 2003.